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                                                                  Exhibit 10.188

                            NOTICE OF FINAL AGREEMENT
                           LOAN NOS. 753971 AND 753972

     THIS NOTICE OF FINAL AGREEMENT is made this 22nd day of June, 2004, and is incorporated by and into and shall be deemed to amend and supplement any and all documents constituting "Loan Agreements" as defined by Section 26.02 of the Texas Business & Commerce Code, executed by and among INLAND WESTERN SAN ANTONIO HUEBNER OAKS LIMITED PARTNERSHIP, an Illinois limited partnership ("BORROWER"), INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("Guarantor"), and PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation ("LENDER"), pertaining to the property located at 11745 IH-10, San Antonio, Texas, and the loan in the stated aggregate principal amount of $48,000,000.00 evidenced by (i) Borrower's Secured Promissory Note 1 (Loan No. 753971) in the principal amount of $31,723,000.00 and (ii) Borrower's Secured Promissory Note 2 (Loan No. 753972) in the principal amount of $16,277,000.00, each of even date herewith executed by Borrower to Lender, and such term shall also include said Secured Promissory Notes, as well as that Deed of Trust, Security Agreement and Assignment of Rents, that Assignment of Lease and Rents, that Assignment of Management Agreement and Subordination of Management Fees Agreement, that Guaranty, and that Environmental Indemnity Agreement, each of even date herewith from Borrower and/or Guarantor to Lender, but shall exclude the Commitment issued by Lender.

     In addition to the covenants made in the Loan Agreements, Borrower and Lender further covenant and agree as follows:

     1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreements and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

     2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before, contemporaneously with, or subsequent to the execution of the Loan Agreements.

     3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

     THE WRITTEN LOAN AGREEMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                             SIGNATURE PAGES FOLLOW

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                          SIGNATURE PAGE OF BORROWER TO
                            NOTICE OF FINAL AGREEMENT


                            INLAND WESTERN SAN ANTONIO HUEBNER OAKS
                            LIMITED PARTNERSHIP, an Illinois limited partnership

                            By:  INLAND WESTERN SAN ANTONIO HUEBNER
                                 OAKS GP, L.L.C., a Delaware limited liability company, its General Partner

                                 By:   INLAND WESTERN RETAIL REAL
                                       ESTATE TRUST, INC., a Maryland
                                       corporation, its Sole Member


                                       By:            /s/ Valerie Medina
                                              ----------------------------------
                                              Name:     Valerie Medina
                                                     ---------------------------
                                              Title:    asst. Secretary
                                                     ---------------------------

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                         SIGNATURE PAGE OF GUARANTOR TO
                            NOTICE OF FINAL AGREEMENT

                                       INLAND WESTERN RETAIL REAL ESTATE
                                       TRUST, INC., a Maryland corporation


                                       By:           /s/ Valerie Medina
                                              ----------------------------------
                                              Name:     Valerie Medina
                                                    ----------------------------
                                              Title:    asst. Secretary
                                                     ---------------------------

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                           SIGNATURE PAGE OF LENDER TO
                            NOTICE OF FINAL AGREEMENT


                                  PRINCIPAL LIFE INSURANCE COMPANY, an
                                  Iowa corporation

                                  By:   PRINCIPAL REAL ESTATE
                                        INVESTORS, LLC, a Delaware limited
                                        liability company, its authorized
                                        signatory


                                        By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                        By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

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